UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

_________________

Date of Report (Date of earliest event reported): January 3, 2013

InspireMD, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-54335	26-2123838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Menorat Hamaor St. Tel Aviv, Israel	67448
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 972-3-691-7691

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

The information required to be disclosed under this Item 3.02 is set forth below under Item 5.02. The securities issued to Mr. Milinazzo were not registered under the Securities Act of 1933, as amended, or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(2) and Regulation D (Rule 506) under the Securities Act of 1933, as amended, and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving a public offering. Mr. Milinazzo was an accredited investor (as defined by Rule 501 under the Securities Act of 1933, as amended) at the time the securities were offered and issued to him.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 3, 2013, the board of directors of InspireMD, Inc. (the “Company”) appointed Alan W. Milinazzo as the Company’s president, chief executive officer and a class 1 member of the board of directors with a term expiring at the Company’s 2015 annual meeting of stockholders.

Mr. Milinazzo, age 53, served as president and chief executive officer of Orthofix International N.V., a Nasdaq-listed medical device company, until August 2011, a position he was promoted to in 2006 after being hired a year earlier as chief operating officer. He also served as a director of Orthofix International N.V. from December 2006 until June 2012. From 2002 to 2005, Mr. Milinazzo was the general manager of Medtronic, Inc.’s coronary and peripheral vascular businesses. Mr. Milinazzo also spent 12 years as an executive with Boston Scientific Corporation in numerous roles, including vice president of marketing for SCIMED Europe. Mr. Milinazzo has over 20 years of experience in management and marketing, including positions with Aspect Medical Systems and American Hospital Supply.

In connection with his appointment, the Company entered into an Employment Agreement (the “Employment Agreement”) with Mr. Milinazzo. The Employment Agreement has an initial term that ends on January 1, 2016 and will automatically renew for additional one-year periods on January 1, 2016 and on each January 1 thereafter unless either party gives the other party written notice of its election not to extend such employment at least six months prior to the next January 1 renewal date. If a change in control occurs when less than two full years remain in the initial term or during any renewal term, the Employment Agreement will automatically be extended for two years from the change in control date and will terminate on the second anniversary of the change in control date.

Under the Employment Agreement, Mr. Milinazzo is entitled to an annual base salary of at least $450,000. Such amount may be reduced only as part of an overall cost reduction program that affects all senior executives of the Company and does not disproportionately affect Mr. Milinazzo, so long as such reductions does not reduce the base salary to a rate that is less than 90% of the amount set forth above (or 90% of the amount to which it has been increased). The base salary will be reviewed annually by the board for increase as part of its annual compensation review. Mr. Milinazzo is also eligible to receive an annual bonus of at least $275,000 upon the achievement of reasonable target objectives and performance goals, to be determined by the board of directors in consultation with Mr. Milinazzo on or before the end of the first quarter of the fiscal year to which the bonus relates (except that for the current fiscal year, ending June 30, 2013, the goals will be determined as soon as practicable, and no later than March 31, 2013) and, in the event actual performance exceeds the goals, the board may, in its sole discretion, pay Mr. Milinazzo bonus compensation of more than $275,000. In addition, Mr. Milinazzo is eligible to receive such additional bonus or incentive compensation as the board may establish from time to time in its sole discretion. In accordance with the Employment Agreement, on January 3, 2013, the Company granted Mr. Milinazzo a nonqualified stock option to purchase 525,927 shares of the Company’s common stock, made pursuant to a Nonqualified Stock Option Agreement, an incentive stock option to purchase 74,073 shares of the Company’s common stock, made pursuant to an Incentive Stock Option Agreement, and 400,000 shares of restricted stock, which are subject to forfeiture until the vesting of such shares, made pursuant to a Restricted Stock Award Agreement. The options have an exercise price of $4.05, which was the fair market value of the Company’s common stock on the date of grant.  Both the options and the restricted stock are subject to a three-year vesting period subject to Mr. Milinazzo’s continued service with the Company, with one-thirty-sixth (1/36th) of such awards vesting each month. On or before December 31 of each calendar year, Mr. Milinazzo will be eligible to receive an additional grant of equity awards equal, in the aggregate, to up to 0.5% of the Company’s actual outstanding shares of common stock on the date of grant, provided that the actual amount of the grant will be based on his achievement of certain performance objectives as established by the board, in its reasonable discretion, for each such calendar year. Each additional grant will, with respect to any awards that are options, have an exercise price equal to the fair market value of the Company’s common stock, and will be subject to a three-year vesting period subject to Mr. Milinazzo’s continued service with the Company, with one-third of each additional grant vesting equally on the first, second, and third anniversary of the date of grant for such awards.

The employment agreement also contains certain noncompetition, no solicitation, confidentiality, and assignment of inventions requirements for Mr. Milinazzo.

If, during the term of the Employment Agreement, Mr. Milinazzo’s employment is terminated upon his death or disability, by Mr. Milinazzo for good reason, or by the Company without cause, Mr. Milinazzo will be entitled to receive, in addition to other unpaid amounts owed to him (e.g., for base salary and accrued vacation): (i) the pro rata amount of any bonus for the fiscal year of such termination (assuming full achievement of all applicable goals under the bonus plan) that he would have received had his employment not been terminated; (ii) a one-time lump sum severance payment equal to 200% of his base salary, provided that he executes a release relating to employment matters and the circumstances surrounding his termination in favor of the Company, its subsidiaries and their officers, directors and related parties and agents, in a form reasonably acceptable to the Company at the time of such termination; (iii) vesting of 50% of all unvested stock options, restricted stock, stock appreciation rights or similar stock based rights granted to Mr. Milinazzo, and lapse of any forfeiture included in such restricted or other stock grants; (iv) an extension of the term of any outstanding stock options or stock appreciation rights until the earlier of (a) two (2) years from the date of termination, or (b) the latest date that each stock option or stock appreciation right would otherwise expire by its original terms; (v) to the fullest extent permitted by the Company’s then-current benefit plans, continuation of health, dental, vision and life insurance coverage; and (vi) a cash payment of $35,000, which Mr. Milinazzo may use for executive outplacement services or an education program. The payments described above will be reduced by any payments received by Mr. Milinazzo pursuant to any of the Company’s employee welfare benefit plans providing for payments in the event of death or disability. If Mr. Milinazzo continues to be employed by the Company after the term of the Employment Agreement, unless otherwise agreed by the parties in writing, and Mr. Milinazzo’s employment is terminated upon his death or disability, by Mr. Milinazzo for good reason, or by the Company without cause, Mr. Milinazzo will be entitled to receive, in addition to other unpaid amounts owed to him, the payments set forth in (i), (ii) and (iv) above.

If, during the term of the Employment Agreement, the Company terminates Mr. Milinazzo’s employment for cause, Mr. Milinazzo will only be entitled to unpaid amounts owed to him and whatever rights, if any, are available to him pursuant to the Company’s stock-based compensation plans or any award documents related to any stock-based compensation.

Mr. Milinazzo has no specific right to terminate the Employment Agreement or right to any severance payments or other benefits solely as a result of a change in control. However, if within 24 months following a change in control, (a) Mr. Milinazzo terminates his employment for good reason, or (b) the Company terminates his employment without cause, the lump sum severance payment to which he is entitled will be increased from 200% of his base salary to 250% of his base salary and all stock options, restricted stock units, stock appreciation rights or similar stock-based rights granted to him will vest in full and be immediately exercisable and any risk of forfeiture included in restricted or other stock grants previously made to him will immediately lapse.

“Good reason” means the occurrence of any of the following without Mr. Milinazzo’s written consent: (i) any duties, functions or responsibilities are assigned to him that are materially inconsistent with those set forth in the Employment Agreement; (ii) a material diminution in his duties; (iii) a material reduction in his base salary; (iv) a material adverse change or termination of his right to participate in certain incentive compensation and benefit programs; (v) a material breach by the Company of certain representations or the subsidiary guaranty set forth in the Employment Agreement; or (vi) relocation of Mr. Milinazzo’s principal place of employment that increases his one-way commute by more than fifty (50) miles. “Cause” means Mr. Milinazzo’s: (i) commission of fraud, misappropriation or embezzlement related to the Company; (ii) conviction for, or guilty plea to, or plea of nolo contendere to, a felony or crime of similar gravity; (iii) material breach of the Employment Agreement, and the duties described therein, or any other agreement to which Mr. Milinazzo and the Company or its subsidiaries are parties; (iv) commission of acts that are dishonest and demonstrably injurious to a member the Company or its subsidiaries, monetarily or otherwise; (v) violation of any fiduciary duties owed by him to the Company or its subsidiaries that causes injury to the Company, other than breaches of fiduciary duty also committed by other officers and members of the board of directors based on actions taken after consultation with, and the advice of, legal counsel; and (vi) willful or material violation of, or noncompliance with, any securities law, rule or regulation or stock exchange listing rule adversely affecting the Company or its subsidiaries.

In connection with his appointment, the Company and Mr. Milinazzo also entered into the Company’s standard form of Indemnity Agreement.

In connection with the appointment of Mr. Milinazzo, on January 3, 2013, Ofir Paz resigned as chief executive officer of the Company. Mr. Paz will continue to serve as a member of the Company’s board of directors. In connection with Mr. Paz’s resignation, on January 3, 2013, InspireMD Ltd., the Company’s wholly owned subsidiary, and A.S. Paz Management and Investment Ltd., Company No. 514480433 (“A.S. Paz Management”), a company controlled by Mr. Paz, entered into a Separation Agreement and Release (the “Separation Agreement”), pursuant to which, among other things, that certain Consultancy Agreement, dated as of April 1, 2012, by and between InspireMD Ltd. and A.S. Paz Management (the “Consultancy Agreement”) was terminated and Mr. Paz resigned as chief executive officer of InspireMD Ltd. and as a director of InspireMD Ltd. In accordance with the terms of the Consultancy Agreement and the Severance Agreement, the Company will continue to pay Mr. Paz’s monthly consultancy fee of $21,563 for six months following termination of the Consultancy Agreement.

The foregoing summary of the Employment Agreement, the Indemnity Agreement, the Nonqualified Stock Option Agreement, the Incentive Stock Option Agreement, the Restricted Stock Award Agreement and the Severance Agreement are not complete, and are qualified in their entirety by reference to the full text of such agreements that are attached or incorporated by reference as Exhibits 10.1 through 10.6 of this Current Report on Form 8-K. Readers should review the Employment Agreement, the Indemnity Agreement, the Nonqualified Stock Option Agreement, the Incentive Stock Option Agreement, the Restricted Stock Award Agreement and the Severance Agreement for a more complete understanding of their terms and conditions.

Item 8.01 Other Events.

On January 4, 2013, the Company issued a press release announcing the appointment of Mr. Milinazzo as president, chief executive officer and director of the Company. A copy of that press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)      Exhibits

Exhibit Number	Description
10.1	Employment Agreement, dated January 3, 2013, by and between InspireMD, Inc. and Alan W. Milinazzo
10.2

Form of Indemnity Agreement between InspireMD, Inc. and each of the directors and executive officers thereof (incorporated by reference to Exhibit 10.22 to Amendment No. 1 to Registration Statement on Form S-1 filed with the Securities and Exchange Commission on August 26, 2011)

10.3	Nonqualified Stock Option Agreement, dated January 3, 2013, by and between InspireMD, Inc. and Alan W. Milinazzo

10.4	Incentive Stock Option Agreement, dated January 3, 2013, by and between InspireMD, Inc. and Alan W. Milinazzo

10.5	Restricted Stock Award Agreement, dated January 3, 2013, by and between InspireMD, Inc. and Alan W. Milinazzo

10.6	Separation Agreement and Release, dated January 3, 2013, by and between InspireMD Ltd. and A.S. Paz Management and Investment Ltd., Company No. 514480433
99.1	Press Release dated January 4, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

inspiremd, inc.

Date: January 9, 2013	By:	/s/ Craig Shore
Name: Craig Shore
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Employment Agreement, dated January 3, 2013, by and between InspireMD, Inc. and Alan W. Milinazzo
10.2

Form of Indemnity Agreement between InspireMD, Inc. and each of the directors and executive officers thereof (incorporated by reference to Exhibit 10.22 to Amendment No. 1 to Registration Statement on Form S-1 filed with the Securities and Exchange Commission on August 26, 2011)

10.3	Nonqualified Stock Option Agreement, dated January 3, 2013, by and between InspireMD, Inc. and Alan W. Milinazzo

10.4	Incentive Stock Option Agreement, dated January 3, 2013, by and between InspireMD, Inc. and Alan W. Milinazzo

10.5	Restricted Stock Award Agreement, dated January 3, 2013, by and between InspireMD, Inc. and Alan W. Milinazzo

10.6	Separation Agreement and Release, dated January 3, 2013, by and between InspireMD Ltd. and A.S. Paz Management and Investment Ltd., Company No. 514480433
99.1	Press Release dated January 4, 2013